================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005

                              PracticeXpert, Inc.
             (Exact name of Registrant as Specified in its Charter)


         Nevada                          0-30583               87-0622329
-------------------------------   ----------------------   ---------------------
(State or Other Jurisdiction of  (Commission file number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                             10833 Washington Blvd.
                          Culver City, California 90232
           (Address of Principal Executive Offices including Zip Code)

       (310) 815-3500 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 16, 2005, the Registrant, through its wholly-owned subsidiaries, PracticeXpert of Oklahoma, Inc. and PracticeXpert of Idaho, Inc. (collectively, the "Subsidiaries"), consummated a $1,000,000 asset-based financing revolving credit facility (the "Loan") with Meridian Commercial Healthcare Finance LLC ("Meridian"). The Loan has a term of three (3) years and expires on June 1, 2008, unless earlier terminated by the parties, as set forth in the Loan documentation, which is attached hereto as exhibits to this report. Amounts available to the Registrant, through its Subsidiaries, are limited to approximately eighty percent (80%) of qualified accounts receivable, and subject to further reserves, as determined from time to time by Meridian, which will be less than the balance of accounts receivable as reflected on the Registrant's Consolidated Balance Sheet. As part of Loan, the Registrant, through its Subsidiaries has granted to Meridian a security interest in certain of its assets, including the Registrant's accounts receivable. The Registrant, the Subsidiaries, Practice Xpert Services Corp. and PracticeXpert Systems, Inc. have each provided a guaranty in favor of Meridian for the Loan. In connection with the transaction contemplated by the Loan, the Registrant issued Meridian warrants to purchase 900,000 shares of common stock, par value $.001 per share, of the Registrant at an exercise price of $0.30 per share, expiring on June 1, 2015 (the "Warrants"). The Registrant intends to use the proceeds of the Loan for working capital and general corporate purposes.

The issuance of the Warrants was exempt from Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act.

The full text of a press release issued by the Registrant on January 16, 2005 regarding the foregoing is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.


     (c)    Exhibits.


     The following are filed as exhibits to this report on Form 8-K:

     10.1 Loan and Security Agreement dated as of June 1, 2005 by and between PracticeXpert of Oklahoma, Inc. and Meridian Commercial Healthcare Finance, LLC

     10.2 Loan and Security Agreement dated as of June 1, 2005 by and between PracticeXpert of Idaho, Inc. and Meridian Commercial Healthcare Finance, LLC

     10.3 Guaranty dated as of June 1, 2005 from PracticeXpert of Idaho, Inc. and PracticeXpert of Oklahoma, Inc., collectively, in favor of Meridian Commercial Healthcare Finance, LLC

     10.4 Guaranty dated as of June 1, 2005 from Practice Xpert Services Corp. in favor of Meridian Commercial Healthcare Finance, LLC

     10.5 Guaranty dated as of June 1, 2005 from Registrant in favor of Meridian Commercial Healthcare Finance, LLC

     10.6 Guaranty dated as of June 1, 2005 from PracticeXpert Systems, Inc., formerly known as Physician Informatics, Inc., in favor of Meridian Commercial Healthcare Finance, LLC

     10.7 Letter from Jonathan Doctor, President and Chief Executive Officer of Registrant, dated as of June 1, 2005 to Meridian Commercial Healthcare Finance, LLC

     10.8 Letter from Michael Manahan, Chief Financial Officer and Treasurer of Registrant, dated as of June 1, 2005 to Meridian Commercial Healthcare Finance, LLC

     10.9 Form of Warrant Agreement to purchase 900,000 shares of Registrant's common stock, par value $.001 per share, dated as of June 1, 2005

     99.1 Registrant's press release dated June 16, 2005 regarding the $1,000,000 asset-based financing revolving credit facility with Meridian Commercial Healthcare Finance, LLC

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PRACTICEXPERT, INC.


                               (Registrant)


 Dated: June 22, 2005

                               By: /s/ Jonathan Doctor
                                   ---------------------------
                                   Jonathan Doctor
                                   Chief Executive Officer

                                INDEX TO EXHIBITS

     Exhibits

     10.1 Loan and Security Agreement dated as of June 1, 2005 by and between PracticeXpert of Oklahoma, Inc. and Meridian Commercial Healthcare Finance, LLC

     10.2 Loan and Security Agreement dated as of June 1, 2005 by and between PracticeXpert of Idaho, Inc. and Meridian Commercial Healthcare Finance, LLC

     10.3 Guaranty dated as of June 1, 2005 from PracticeXpert of Idaho, Inc. and PracticeXpert of Oklahoma, Inc., collectively, in favor of Meridian Commercial Healthcare Finance, LLC

     10.4 Guaranty dated as of June 1, 2005 from Practice Xpert Services Corp. in favor of Meridian Commercial Healthcare Finance, LLC

     10.5 Guaranty dated as of June 1, 2005 from Registrant in favor of Meridian Commercial Healthcare Finance, LLC

     10.6 Guaranty dated as of June 1, 2005 from PracticeXpert Systems, Inc., formerly known as Physician Informatics, Inc., in favor of Meridian Commercial Healthcare Finance, LLC

     10.7 Letter from Jonathan Doctor, President and Chief Executive Officer of Registrant, dated as of June 1, 2005 to Meridian Commercial Healthcare Finance, LLC

     10.8 Letter from Michael Manahan, Chief Financial Officer and Treasurer of Registrant, dated as of June 1, 2005 to Meridian Commercial Healthcare Finance, LLC

     10.9 Form of Warrant Agreement to purchase 900,000 shares of Registrant's common stock, par value $.001 per share, dated as of June 1, 2005

     99.1 Registrant's press release dated June 16, 2005 regarding the $1,000,000 asset-based financing revolving credit facility with Meridian Commercial Healthcare Finance, LLC